Investor presentation National Energy Services Reunited Corp. NASDAQ - NESR November 2017

This presentation (the “Presentation”) is for information purposes only and is being delivered to you for the sole purpose of your consideration and evaluation of a potential investment in equity securities of National Energy Services Reunited Corp . (“NESR” or “the Company”) and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any other equity, debt or other financial instruments of NESR, NESR Holdings Ltd . (the “Sponsor”), the target companies described herein, or their respective affiliates’ securities (as such term is defined under the U . S . Federal securities laws) . This Presentation does not purport to contain all of the information that may be required to evaluate a potential investment in the Company and you should seek your own legal, accounting and other relevant professional advice . Acceptance of this Presentation further constitutes your acknowledgement and agreement that none of NESR, the Sponsor, the target companies and their respective affiliates, directors, officers, employees, partners, members, controlling persons, agents or advisers (collectively, their respective “Representatives”) (i) makes any express or implied representation or warranty as to the accuracy or completeness of the information contained herein or (ii) shall have any liability to the recipient or its representatives relating to or arising from the information contained herein or any omissions from such information, or any other written or oral communication transmitted to any interested party in the course of its evaluation of a potential investment in NESR . The NESR securities described in this Presentation have not been registered under the Securities Act of 1933 , as amended (the “Securities Act”) or the securities or “Blue Sky” laws of any state . It is intended that the NESR securities described in this Presentation, if offered and sold, will be made available only to “accredited investors”, as defined in Rule 501 (a) of Regulation D promulgated under the Securities Act in reliance on one or more available exemptions from the registration requirements of the Securities Act and state securities laws . The NESR securities described in this Presentation have neither been approved or disapproved by the SEC, any state securities commission or other regulatory authority, nor have any of the foregoing authorities passed upon or endorsed the merits of this potential investment or the accuracy or adequacy of this Presentation . Any representation to the contrary is unlawful . All information herein speaks only as of the date hereof, unless stated otherwise . Neither NESR nor the target companies undertake any obligation to update or otherwise revise any information contained in this Presentation . Use of Projections : This Presentation contains certain financial forecasts with respect to the Company and the target companies . These financial projections have been provided by their respective management teams, and their independent auditors have not audited, reviewed, compiled, or performed any procedures with respect thereto for the purpose of their inclusion in this Presentation, and accordingly, do not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation . These financial projections should not be relied upon as being necessarily indicative of future results . The inclusion of such information is not an admission or representation by them that such information is material . In this Presentation, certain of the above - mentioned financial projections (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein) have been prepared for purposes of providing comparisons with historical data . The assumptions and estimates underlying the projections are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections . Accordingly, there can be no assurance that the prospective results are indicative of the future performance of NESR or the target companies or that actual results will not differ materially from those presented . Inclusion of the financial projections in this Presentation should not be regarded as a representation by any person that the results contained in the projections will be achieved . The information contained herein is not a guarantee of future performance . 2 Disclaimer and Forward Looking Statement

Non - GAAP Financial Measures : This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, EBITDA and certain ratios and other metrics derived therefrom . NESR believes that these non - GAAP measures of financial results provides useful information to management and investors regarding certain financial and business trends relating to NPS, GES and NESR’s financial condition and results of operations . NESR’s management uses these non - GAAP measures to compare its performance to that of prior periods for, among other reasons, trend analysis and for budgeting and planning purposes . NESR believes that the use of these non - GAAP measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing NESR’s financial measures with other peer companies, many of which present similar non - GAAP measures to investors . Management of NESR does not consider these non - GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP . The principal limitation of these non - GAAP measures is that they exclude significant expenses that are required by GAAP to be recorded in the Company’s financial statements . In addition, these measures are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non - GAAP measures . You should not place undue reliance on these non - GAAP measures . We urge you to review NPS, GES and NESR’s financial statements, which will be presented in NESR’s proxy statement to be filed with the SEC and delivered to stockholders of NESR . The financial information included in this investor presentation is preliminary, unaudited and subject to revision upon completion of the Company's closing and audit processes . This financial information has not been adjusted to reflect the conversion of any local GAAP measures of GES or NPS to US GAAP or other accounting measures which the company may be required to adopt . As such, potential investors are cautioned not to rely on such information, as audited results may differ materially from the information provided herein . Additional Information : In connection with the proposed business combination between NESR and the target companies, NESR intends to file with the SEC a preliminary proxy statement and will mail a definitive proxy statement and other relevant documentation to NESR stockholders . This Presentation does not contain all the information that should be considered concerning the proposed business combination . It is not intended to form the basis of any investment decision or any other decision in respect to the proposed business combination . NESR stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and any amendments thereto, and the definitive proxy statement, in connection with NESR’s solicitation of proxies for the shareholders meeting to be held to approve the transactions contemplated by the proposed business combination because these materials will contain important information about NESR, the target companies and the proposed transactions . The definitive proxy statement will be mailed to NESR stockholders as of a record date to be established for voting on the proposed business combination when it becomes available . NESR’s stockholders will also be able to obtain a copy of the preliminary proxy statement and definitive proxy statement once they are available, without charge, at the SEC’s website at http : //sec . gov or by directing a request to NESR at 777 Post Oak Blvd . , Suite 730 , Houston, Texas 77056 . This Presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination . NESR and its directors and officers may be deemed participants in the solicitation of proxies of NESR’s stockholder with respect to the approval of the business combination . Information regarding the Company’s directors and officers and a description of their interest in NESR will be contained in the preliminary proxy statement and amendments thereto, and the definitive proxy statement for the business combination, when available . Each of these documents will be available at the SEC’s website or by directing a request to the Company as described above under “Additional Information . ” 3 Disclaimer and Forward Looking Statement (Continued)

Forward - Looking Statements : This Presentation includes “forward - looking statements” regarding the Company and the target companies that reflect their current views and information currently available . This information is, where applicable, based on estimates, assumptions and analysis that management believes, as of the date hereof, provide a reasonable basis for the information contained herein . Forward - looking statements can generally be identified by the use of forward - looking words such as “may”, “will”, “expect”, “intend”, “plan”, “estimate”, “anticipate”, “believe”, or other similar words . Forward - looking statements may include, for example, statements about : the parties’ ability to effect the business combination ; the timing of the close of the transaction, the benefits of the business combination ; the future financial performance of NESR following the business combination ; and changes in GES and NPS strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management . These forward - looking statements are based on information available as of the date of this investor presentation, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties . Accordingly, forward - looking statements should not be relied upon as representing NESR’s views as of any subsequent date, and NESR does not undertake any obligation to update forward - looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws . You should not place undue reliance on these forward - looking statements . As a result of a number of known and unknown risks and uncertainties, NESR’s actual results or performance may be materially different from those expressed or implied by these forward - looking statements . Some factors that could cause actual results to differ include : (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the definitive agreements relating to the business combination ; (ii) the outcome of any legal proceedings that may be instituted against NESR following announcement of the business combination ; (iii) the inability to complete the business combination due to the failure to obtain approval of the stockholders of NESR, or other conditions to closing in the definitive agreements relating to the business combination ; (iv) the risk that the proposed business combination disrupts current plans and operations of NESR, NPS or GES as a result of the announcement and consummation of the business combination ; (v) NESR’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of NESR to grow and manage growth profitably following the business combination ; (vi) costs related to the business combination ; (vii) changes in applicable laws or regulations ; and (viii) the possibility that NESR, NPS or GES may be adversely affected by other economic, business, and/or competitive factors . The foregoing list of factors is not exclusive . Additional information concerning these and other risk factors are contained in NESR’s most recent filings with the SEC . All subsequent written and oral forward - looking statements concerning NESR, GES and NPS, the transactions described herein or other matters and attributable to NESR, GES, NPS, and GES’ and NPS’ shareholders or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above . 4 Disclaimer and Forward Looking Statement (Continued)

5 Proven Senior Leadership and Sponsors

Transaction highlights

- National Energy Services Reunited Corp. ("NESR") has agreed to acquire Gulf Energy SAOC ("GES") and NPS Holdings Ltd ("NPS" or "National Petroleum Services") to be collectively named as National Energy Services Reunited Corp. ("NESR") at the closing of the contemplated transaction
  - Pursuant to the contemplated transaction, the combined acquisition Firm Value ("FV") will be ~$1.1 Billion implying a 5.4x FV/EBITDA 2018E multiple
  - Existing owners of GES will roll 100% of their equity into NESR at $10 per share. Existing owners of NPS will roll part of their equity into NESR at $10 per share and the remaining equity shall be paid from the IPO proceeds of $229.2 Million as well as equity contributions from additional investors at $11.244 per share.
  - Major shareholders of both companies have agreed to roll over their equity; in addition, we are backed by two experienced investors (including SCF Partners) who will bring additional capital and experience in this sector
- Since the inception of NESR we have identified and evaluated a number of opportunities globally
- Unique opportunity to create a regional MENA oilfield services champion in a fragmented market dominated by international service operators
- NPS and GES are two best-in-class companies, who have both performed exceptionally well during the downturn
- Our ambition is for NESR to provide an attractive alternative to the large-cap international services operators by focusing on integrated services and localization
- Platform to expand our regional exposure and product portfolio through further M&A, adding scale and bringing technology to the region
- Anticipated closing of the transaction by end 2017 - Q1-2018

6

Transaction structure Source: 2017, 2018 and 2019 numbers based solely on NESR estimates. These figures may differ significantly from actual finali zed deal numbers until actual closing. As a result, investors should undertake their own analysis prior to making an investment. A dditionally, there are no guarantees that the company will be able to successfully implement this strategy. 1 $70 million minimum committed to be used from the $100 million redemption backstop; 2 If no redemption then NESR could exercise beyond the $70 million backstop commitment, up to $ 80 million in PIPE. 3 at $10 per share and Assumes no impact from the dilution of warrants; 4 Including Sponsors and all NESR public shareholders 7 Sources $ Million Uses $ Million IPO proceeds @ $10 per share 229.2 Cash to GES 85.0 SCF Partners @ $10 per share 68.3 Cash to NPS 442.8 Private Investors @ $10 per share 29.2 NBO Private Investors 12.5 Major investor @ $11.244 per share 150.0 Expenses estimated 5.7 Backstop commitment 1 @ $10 per share 70.0 Underwriters 7.0 PIPE 2 @ $11.244 per share 80.0 Cash to balance sheet 73.7 NPS shareholder equity 113.2 NPS equity contribution 113.2 GES shareholder equity 184.8 GES equity contribution 184.8 Cash sources 626.7 Cash uses 626.7 Total sources 924.7 Total uses 924.7 Illustrative source and uses (with no redemption) $ Million NESR pro forma equity 960 3 NESR pro forma combined net debt 122 FV NESR 1,082 Implied multiples EBITDA 2017E 157 FV/EBITDA 2017E 6.9x EBITDA 2018E 200 FV/EBITDA 2018E 5.4x EBITDA 2019E 255 FV/EBITDA 2019E 4.2x Illustrative pro forma ownership Illustrative pro forma NESR valuation Limited dilution expected from potential earn - outs Existing NESR shareholders 4 30% GES contributor equity 19% NPS contributor equity 12% SCF 7% Major investor 14% Backstop Commitment 7% PIPE 7% Other 3%

8 Key process milestones Board Approval 11/11/2017 Transaction Announcement 11/12/2017 Obtain required regulatory approvals End 2017 - Q1 2018 Target closing End 2017 - Q1 2018 Transaction milestones

Targets detailed overview Transaction overview Equity story 9

The combination will create the largest regionally focused oilfield services player NPS GES NESR ▪ Leading regional well services player ▪ Focus on local content ▪ Complementary service and product portfolio ▪ Potential for revenue and cost synergies ▪ Attractive partner for incremental M&A in region ▪ Experienced management team and board x x x x x ▪ Leading regional provider of integrated energy services in the MENA and Asia Pacific regions ▪ Long - standing relationships with leading IOC and NOC clients ▪ Provider of high - quality integrated oilfield service solutions in the Middle East and North Africa region ▪ Established relationships with almost all of the major operators in Oman as well as with international clients 180 199 204 224 59 67 68 77 2013 2014 2015 2016 33% 34% 34% 34% 148 170 224 213 45 44 69 70 2013 2014 2015 2016 31% 26% 31% 33% + = 328 369 428 437 104 111 137 147 2013 2014 2015 2016 32% 30% 32% 34% 10 x  86%  13% Others 1% 45% 16% 16% 13% 8% Other s 2% Revenue ($mm) EBITDA ($mm) X% EBITDA margin (% revenue) Source: NESR Note: Geographic splits in % of revenue 2016 Revenue Split by Country Revenue Split by Country

11 NESR is expected to compare favourably to its listed peers Source: FactSet as of November 7, 2017 Note: NCS Multistage excluded from historicals as 2013 – 2016 financials are not available 1 Calculated as last reported net debt /estimated 2017 EBITDA Positioning vs. Key Peers Growth track record Resiliency through downturn Better margin profile Leverage capacity Cash flow generation Low tax rate x x x x x x 10% (15%) (19%) (24%) (27%) (28%) (32%) Revenue CAGR 13 - 16 35% 26% 24% 23% 17% 11% 10% 9% EBITDA Margin 2017E (0.3x) (0.1x) 0.1x 1.1x 1.8x 2.6x 6.4x 13.0x Leverage (2017E) 1

NESR is expected to compare favourably to its listed peers (cont’d) Source: FactSet as of November 7, 2017 ¹ Based on acquisition firm value (excluding potential earn - outs) and on estimated EBITDA 2017 of $157mm 12 20.6x 19.1x 15.9x 15.3x 15.1x 13.9x 12.7x FV/EBITDA 2017E Average: 16.1x 6.9x 1 Significant valuation upside potential Acquisition multiple

NESR is expected to compare favourably to its listed peers (cont’d) Source: FactSet as of November 7, 2017 ¹ Based on acquisition firm value (excluding potential earn - outs) and on estimated EBITDA 2018 of $200mm 13 12.8x 12.7x 11.5x 10.4x 10.1x 8.2x 7.5x FV/EBITDA 2018E Average: 10.5x 5.4x 1 Significant valuation upside potential Acquisition multiple

Transactions compare favourably to precedent transactions in the sector Source: MergerMarket, press releases, company filings Note: Average and median exclude NESR acquisition of GES and NPS 1 Metrics reflect the implied value and EBITDA of the combined entities NESR EV/EBITDA based on estimated 2017 EBITDA 14 Select recent transactions - FV/LTM EBITDA 16.7x 15.9x 15.5x 8.9x 8.8x 8.5x 5.1x Target Acquiror Announcement Date Average: 11.3x Median: 8.9x Oct - 16 Dec - 16 Oct - 16 Jun - 14 Nov - 13 Well intervention services business Mar - 17 May - 16 1 1 NESR 6.9x

Targets detailed overview Equity story Transaction overview 15

16 The combination will accelerate EBITDA growth through synergies, increased market share and a broad portfolio of services Unique equity story and demonstrable track record will drive premium valuation Unique exposure to high - growth MENA region 1 Proven and tested management team who have grown the business 6 Comprehensive provider of services with scalable platform NOC/IOC focused customer base Demonstrable track record of organic and inorganic growth 5 Industry leading financial metrics and resiliency 4 2 3

17 The Middle East remains amongst the most profitable regions globally due to development costs at the bottom end of the curve ▪ Full - cycle break - even oil prices are among the lowest globally ▪ Activity levels expected to continue to grow even in a sub - $40/bbl environment Cost of supply¹ Source: Rystad Energy ¹ Breakevens calculated as of the current year; all historical cash flows are sunk; assumes 10% discount rate 0 10 20 30 40 50 60 70 80 0 10 20 30 40 50 60 70 80 90 100 110 Cumulative liquids production in 2022 (mmbbl/d) Global liquids cost curve Brent equivalent forward looking breakeven oil price, USD/bbl Onshore Middle East Shallow water Middle East Deepwater Ultra deepwater Shallow water RoW Extra heavy oil Onshore RoW Oil sands North American shale Russia onshore 15 28 35 36 36 41 42 49 50 50 1

18 NESR’s future growth story is supported by a robust growth profile across its key services and countries of operations… Source: Westwood Global Energy 1 Source: Baker Hughes, rig count for Kuwait, Saudi Arabia, UAE, Qatar, Oman Resilient and growing onshore rig market Middle East OFS spend by country ($mm) 16,274 19,546 19,556 21,188 20,735 21,390 146 187 226 274 305 328 960 1,207 1,421 1,604 1,719 1,722 4,324 4,864 4,614 5,642 5,726 5,974 1,507 1,756 1,712 1,938 1,992 2,203 1,654 1,898 2,057 1,853 1,573 1,482 3,710 4,038 4,180 4,527 4,784 4,784 1,178 1,601 1,554 1,772 1,454 1,273 2,796 3,995 3,792 3,578 3,182 3,624 2016 2017 2018 2019 2020 2021 Bahrain Iraq Saudi Arabia United Arab Emirates Qatar Oman Kuwait Other ▪ Higher growth rate ▪ Kuwait ▪ Saudi ▪ Oman 2016A pro forma rev% by country 26% 42% 16% 7% 6% 3% 140 160 180 200 220 240 260 280 Jan 2014 Mar 2015 Jun 2016 Sep 2017 GCC onshore rig count 30% (46%) Growth Jan-14 to Sep-17 GCC onshore rig count US onshore rig count

2 Comprehensive provider of services with scalable platform



Become a best-in-class services provider across the MENA region

G ENERGY

NESR

NPS

Enhanced services portfolio



Stim
Coil
Cem
WL OH
WL CH
DM
DTR
SWT
Fluids
AL
WS
NPS
GES
NESR

Extended geographic footprint



A
B
C
D
E
F
G
H
I
J
NPS
GES
NESR

Source: NESR

>20% <10%

Legend: % of revenue contribution

- Integration of complementary businesses
- Footprint across key markets
- NOCs-focused and local positioning
- Substantial growth potential
- Middle East margins > North America
- Leverage management strength
- Leverage Board of Director's and shareholder's experience

19

20 NOC/IOC focused customer base – long - term contract structure 3 Source: Company information Key NOC customers Large and diversified client portfolio providing operational stability and material growth upside Key IOC customers Diversified client portfolio Longstanding relationships with key operators, including Saudi Aramco, PDO, QP and ADCO Increasing client preference for high quality local operators x x x

21 NPS and GES have demonstrated sector leading resiliency since 2013 given strong service delivery and cost management 4 Growth Margins Source: NESR management, FactSet 1 Revenue and EBITDA CAGR 13A - 16A for groups defined as average revenue and EBITDA CAGR 13A - 16A for each group; Average EBITDA mar gin for each group based on average margins from 2013 to 2016 for each player; US large cap include Schlumberger, Halliburton, Baker Hughes, Weatherford; US mid/small cap include RPC, Superior Energy Service s; NCS Multistage has been excluded as no disclosure on 2013 financials 3 2016 vs. 2013 EBITDA Revenue CAGR 13A – 16A 1 EBITDA CAGR 13A – 16A 1 13% 10% 7% (21%) (29%) US Large Cap US Mid/Small 15% 12% 9% (78%) (106%) US Large Cap US Mid/Small 155% 141% 130% 20% 0% US Large Cap US Mid/Small Average EBITDA margin 13A – 16A 34% 32% 30% 16% 16% 0% 5% 10% 15% 20% 25% 30% 35% 40% US Large Cap US Mid/Small Pro forma Pro forma Pro forma

5 Demonstrable track record of organic and inorganic growth




CAGR 2012–16: 13.0%
264
328
369
428
437
2012
2013
2014
2015
2016
Combined revenue ($mm)

2004:
NPS formed by merger of key regional O&G services providers

2005:
GES incorporated as a JV between Oman Investment Company and 2 Omani founders

2006:
- GES first contract from PDO for drilling technology solutions

2007:
NPS enters Brunei and acquires Integrated Petroleum Services (Saudi Arabia)

2008:
- NPS acquires Oiltech (Singapore)
- GES gets additional contracts from non-PDO entities

2009:
NPS enters Iraq

2010:
NPS enters India

2011:
- NPS enters Kuwait
- GES establishes well solutions and services subsidiary
- GES starts sand management system services and well maintenance services

2012:
GES extends by 5 years main client's contract for stimulation services, with enhanced scope and pricing

2013:
- NPS enters Algeria
- GES establishes Gulf Drilling fluids technology services
- GES initiates expansion in the MENA region starting operations in Yemen, Saudi Arabia and Kuwait

2014:
- ~ 90% of NPS is acquired by 4 institutional investors and refinances existing debt at attractive terms
- GES increases focus on overseas contracts and operations

2015:
NPS establishes presence in Malaysia

2016:
- NPS won significant contract in Iraq with BP worth $250mm
- GES' expansion strategy going forward to focus on further expansion in Saudi Arabia, Kuwait, Algeria and on extension of current service offering in Oman

2017:
- NPS enters Oman and acquires an Indonesia based wireline logging/slickline business
- NPS refinances existing debt


Active in growth markets

Source: Company information
Note: Milestones stand for main service line introductions only for GES and main new locations of operations overtime only for NPS

22

6 Highly experienced management teams combined with supportive pre-transaction shareholder base



Bringing together substantial sector experience

	Name	Title	Years of experience
NESR	Sherif Foda	CEO	22
NESR	Christine Morris	CFO	26
NESR	Dhiraj Dudeja	Commercial Director	21
NESR	Joseph Nawfal	Sr Advisor	41
GES	Hilal Al Busaidy	CEO	20
GES	Yasser Al Barami	CCO	20
GES	Nat Vora	CFO	20
NPS	Adnan Ghabris	CEO	29
NPS	Naseem Haider	CFO	29

Supportive proforma shareholder base[1]



Backstop Commitment 7%
PIPE 7%
Other 3%
Major investor 14%
SCF 7%
NESR
NPS contributor equity 12%
Existing NESR shareholders [2] 30%
GES contributor equity 19%

Comments

- Strong and longstanding leadership with highly experienced executive management team
- Management demonstrated ability to grow the company organically within its current extensive customer base through specialized/targeted oilfield services offering
- Track record of successful strategic projects including introduction of new services and expansion of operations in new geographies to gain new clients
- Successfully managed to protect margins through the downturn

Source: Company information
[1] Shareholder structure at time of filing (Nov-2017), i.e. excluding dilutive effect of stock earnout to NPS; excludes dilutive impact from warrants; [2] Includes all shareholders from the Initial Public offering including the sponsors

23

A unique opportunity to take part in creating a Middle - East bellwether with significant upside return potential NESR’s strategy to deliver superior returns and growth in shareholder value NESR – Strategy and Ambition 24 ▪ Create the leading regional MENA oilfield services player ▪ Leverage cost synergies and savings for incremental margins ▪ Substantial organic revenue synergies through cross - selling of complementary tools and services ▪ Focus on differentiated localization through on the ground presence, facilities and management ▪ Continue to target and acquire value - enhancing acquisitions through the introduction of new technologies into the region x x x x x Growth Ambition 2017 Geographical Completions Geographical Drilling Geographical Evaluation Drilling Technology Portfolio Expansion Evaluation 2022

Transaction overview Target detailed overview Equity story 25

26 GES at a glance Overview GES geographic presence and key clients Pre - transaction shareholder base ▪ Gulf Energy SAOC (“GES”) is a provider of high quality integrated oilfield service solutions in the Middle East and North Africa region, with a task force of ~1,200 people ▪ Structured as a holding company with subsidiaries set up for each service line, although marketed under GES brand umbrella ▪ Currently operating in the main oil producing countries of the MENA region ▪ Established relationships with almost all of the major operators in Oman as well as with international clients like Saudi Aramco, Sonatrach and Kuwait Oil Company ▪ Pioneer in many OFS technologies, with successful track record of servicing complex wells ▪ State - of - the - art in - house ERP system regularly upgraded and integrated to key business units National Bank of Oman 5.0% Management 4.1% 1 Mudabarah 2 90.9% 1 Hilal Al Busaidy and Yasser Al Barami; 2 Owned by management

27 GES at a glance (cont’d) Business highlights Customer split of revenue Key services and 2016 revenue contribution Revenue split by geography  58%  11%  4% 27% MEDCO International expansion will reduce client concentration 41% Drilling equipment services Machining and repairs Rental of down hole equipment Performance drilling Logging and measurement Turbine and drilling services Mud and cased hole logging Well placement services Coiled Tubing Stimulation Cementing Sand management Fracturing Machining and repairs Well intervention services Drilling technology solutions Performance drilling and evolution 23% 9% Hoist Workover Services Other Fishing services Milling/cutting services Fishing and remedial services 16% 11% % of revenue 2016 % of revenue 2016 Source: Company information Others  86%  13% Other 1%

28 NPS at a glance Overview NPS geographic presence and key clients ▪ NPS Holdings Limited (“NPS”) is a leading regional provider of integrated energy services in the MENA and Asia Pacific regions ▪ Currently present in 12 countries across the MENASA region and through various regional subsidiaries ▪ Long - standing relationships with leading IOC and NOC clients ▪ Strong customer retention with 3 of the top 5 customers contracting NPS for more than 20 years ▪ Highly skilled workforce of more than 1,600 employees from 40 different nationalities Pre - transaction shareholder base 29% 21% 21% 21% Other 8% Source: Company information

29 NPS at a glance (cont’d) Business highlights Key services and 2016 revenue contribution ~85% ~10% Coiled tubing services Cementing services Stimulation, pumping, nitrogen services Filtration and pipeline services Cased hole logging Slickline services Well Services and Intervention Wireline Logging Surface well testing with high pressure and test trap Multiphase flow meter Wellhead maintenance Oil and gas well drilling and workover Water well drilling Well Testing Drilling and Workover Revenue split by geography Order book split by customer % of revenue 2017 YTD % of order book as of Q2 2017 43% 22% 8% 8% 7% Other 12% <5% <5% Source: Company information 45% 16% 16% 13% 8% Other 2%

30 NPS and GES EBITDA Reconciliation (UNAUDITED) Source: Company/NPS/GES; Financial measures presented in accordance with IFRS/Local GAAP